SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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      Fidelity Money Market Trust

            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT PORTFOLIO, DOMESTIC MONEY MARKET PORTFOLIO,
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO AND RETIREMENT MONEY MARKET PORTFOLIO PORTFOLIOS OF FIDELITY MONEY MARKET TRUST:
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-617-570-7000
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Fidelity Money Market Trust:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of U.S Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Government Money Market Portfolio, and Retirement Money Market Portfolio (each "Portfolio" or the "Portfolios") of Fidelity Money Market Trust (the "Trust") will be held at the office of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109 on September 21, 1994 at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the meeting or any adjournments thereof:
1. To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand as independent accountants of the Trust.
3. To approve an Agreement and Plan providing for the conversion of the Portfolios to a Delaware Business trust.
4. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the Trust.
5. To adopt a new fundamental investment policy permitting each portfolio to invest all of its assets in another open-end investment company with substantially the same investment objectives and policies.
 ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
6. To eliminate each Portfolio's fundamental investment limitation regarding short sales of securities.
7. To eliminate U.S. Government Portfolio, U.S. Treasury Portfolio and Domestic Money Market Portfolio's fundamental investment limitation concerning investment in other investment companies.
8. To eliminate each Portfolio's fundamental investment limitation regarding margin purchases.
9. To amend U.S. Government Portfolio, U.S. Treasury Portfolio and Domestic Money Market Portfolio's fundamental investment limitations regarding diversification.
10. To amend Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's fundamental investment limitations regarding loans.
11. To amend Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's fundamental investment limitation concerning senior securities.
12. To amend each Portfolio's fundamental investment limitation regarding borrowing.
13. To amend each Portfolio's fundamental investment limitation concerning real estate.
14. To amend each Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
 The Board of Trustees has fixed the close of business on July 25, 1994 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
 By order of the Board of Trustees,
 ARTHUR S. LORING, Secretary
July 25, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.    JOINT ACCOUNTS:       Either party may sign, but the name of the
party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION VALID SIGNATURE
A 1) ABC Corp. John Smith, Treasurer
2) ABC Corp. John Smith, Treasurer
 c/o John Smith, Treasurer
B 1) ABC Corp. Profit Sharing Plan Ann B. Collins, Trustee
2) ABC Trust Ann B. Collins, Trustee
3) Ann B. Collins, Trustee Ann B. Collins, Trustee
 u/t/d 12/28/78
   C     1) Anthony B. Craft, Cust. Anthony B. Craft
 f/b/o Anthony B. Craft, Jr.
 UGMA
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT PORTFOLIO, DOMESTIC MONEY MARKET PORTFOLIO, AND
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO AND RETIREMENT MONEY MARKET PORTFOLIO,
PORTFOLIOS OF FIDELITY MONEY MARKET TRUST
TO BE HELD ON SEPTEMBER 21, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Money Market Trust (the "Trust") U.S. Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Government Money Market Portfolio, and Retirement Money Market Portfolio (the "Portfolios") to be used at the Special Meeting of Shareholders of the Trust (the "Meeting") and at any adjournments thereof, to be held on September 21, 1994 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the Fund. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about
   July 25, 1994    . Supplementary solicitations may be made by mail,
telephone, telegraph, or by personal interview by representatives of the Fund. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Portfolios. The Portfolios will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the Trust's annual report for the fiscal year ended August 31, 1993 has been mailed or delivered to each shareholder of the Trust entitled to vote at the meeting.
INSERT SHARE INFORMATION
 Biographical data for the Trustees is set forth in the table beginning below.
   VOTE REQUIRED: APPROVAL OF PROPOSALS 1 AND 2 REQUIRES A SIMPLE PLURALITY OF THE VOTING SHAREHOLDERS, WHILE APPROVAL OF PROPOSALS 3 THROUGH 14 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE PORTFOLIO PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Money Market Trust, the Trustees have determined that the number of Trustees shall be at least 3, but may not exceed 12. It is intended that the enclosed proxy card will be voted for the election as Trustees of the
   12     nominees listed below, unless such authority has been withheld in the proxy card.
 With the exception of Mrs. Davis and Mr. Mann, all nominees named below are currently Trustees of Fidelity Money Market Trust and have served in that capacity continuously since originally elected or appointed. Mrs. Davis and Mr. Mann were selected by the Trust's Nominating and Administration Committee (see page 9) in December 1992 and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the Trust by virtue of, among other things, their affiliation with either the Trust, the Trust's investment adviser, Fidelity Management & Research Company ("FMR" or the "Adviser"), or the Trust's distribution agent, Fidelity Distributors Corporation ("FDC"). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 A plurality of all votes cast at the meeting is sufficient to elect the nominees.

                                                                      Year of
Nominee                                                               election or
 (Age)                   Principal Occupation**                       appointmen
                                                                      t

*J. Gary Burkhead        Senior Vice President, is President of       1986
82 Devonshire Street     FMR; and President and a Director of
Boston, MA               FMR Texas Inc. (1989), Fidelity
 (53)                    Management & Research (U.K.)
                         Inc. and Fidelity Management &
                         Research (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining
200 Rivercrest Drive     Corporation (1994).  Prior to 1994, he
Fort Worth, TX           was President of Greenhill Petroleum
 (62)                    Corporation (petroleum exploration
                         and production, 1990). Until March
                         1990, Mr. Cox was President and
                         Chief Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He is a
                         Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993), and
                         CH2M Hill Companies (engineering).
                         In addition, he served on the Board of
                         Directors of the Norton Company
                         (manufacturer of industrial devices,
                         1983-1990) and continues to serve on
                         the Board of Directors of the Texas
                         State Chamber of Commerce, and is a
                         member of advisory boards of Texas
                         A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in September
P.O. Box 264             1991, Mrs. Davis was the Senior Vice
Bridgehampton, NY        President of Corporate Affairs of Avon
 (62)                    Products, Inc. She is currently a
                         Director of BellSouth Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing, 1991),
                         and the TJX Companies, Inc. (retail
                         stores, 1990), and previously served as
                         a Director of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco Brands, Inc.
                         In addition, she serves as a Director of
                         the New York City Chapter of the
                         National Multiple Sclerosis Society,
                         and is a member of the Advisory
                         Council of the International Executive
                         Service Corps. and the President's
                         Advisory Council of The University of
                         Vermont School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to
77 Fiske Hill            September 1986, Mr. Flynn was Vice
Sturbridge, MA           Chairman and a Director of the Norton
 (70)                    Company (manufacturer of industrial
                         devices). He is currently a Director of
                         Mechanics Bank and a Trustee of
                         College of the Holy Cross and Old
                         Sturbridge Village, Inc.

*Edward C. Johnson 3d    President, is Chairman, Chief
82 Devonshire Street     Executive Officer and a Director of
Boston, MA               FMR Corp.; a Director and Chairman
 (64)                    of the Board and of the Executive
                         Committee of FMR; Chairman and a
                         Director of FMR Texas Inc. (1989),
                         Fidelity Management & Research
                         (U.K.) Inc., and Fidelity Management
                         & Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984, Mr.
3881-2 Lander Road       Jones was Chairman and Chief
Chagrin Falls, OH        Executive Officer of LTV Steel
 (66)                    Company. Prior to May 1990, he was a
                         Director of National City Corporation
                         (a bank holding company) and
                         National City Bank of Cleveland. He
                         is a Director of TRW Inc. (original
                         equipment and replacement products),
                         Cleveland-Cliffs Inc (mining),
                         NACCO Industries, Inc. (mining and
                         marketing), Consolidated Rail
                         Corporation, Birmingham Steel
                         Corporation, Hyster-Yale Materials
                         Handling, Inc. (1989) and RPM Inc.
                         (manufacturer of chemical products,
                         1990). In addition, he serves as a
                         Trustee of First Union Real Estate
                         Investments, Chairman of the Board of
                         Trustees and a member of the
                         Executive Committee of the Cleveland
                         Clinic Foundation, a Trustee and a
                         member of the Executive Committee
                         of University School (Cleveland), and
                         a Trustee of Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University
680 Steamboat Road       Graduate School of Business and a
Apartment #1-North       financial consultant. Prior to 1987, he
Greenwich, CT            was Chairman of the Financial
 (61)                    Accounting Standards Board. Mr. Kirk
                         is a Director of General Re
                         Corporation (reinsurance) and
                         Valuation Research Corp. (appraisals
                         and valuations, 1993). In addition, he
                         serves as Vice Chairman of the Board
                         of Directors of the National Arts
                         Stabilization Fund and Vice Chairman
                         of the Board of Trustees of the
                         Greenwich Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992). Prior
82 Devonshire Street     to his retirement on May 31, 1990, he
Boston, MA               was a Director of FMR (1989) and
  (51)                   Executive Vice President of FMR (a
                         position he held until March 31,
                         1991); Vice President of Fidelity
                         Magellan Fund and FMR Growth
                         Group Leader; and a Managing
                         Director of FMR Corp. Mr. Lynch was
                         also Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of W.R.
                         Grace & Co. (chemicals, 1989)
                         and Morrison Knudsen Corporation
                         (engineering and construction). In
                         addition, he serves as a Trustee of
                         Boston College, Massachusetts Eye
                         & Ear Infirmary, Historic
                         Deerfield (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer of the
                         Museum of Fine Arts of Boston
                         (1990).

Gerald C. McDonough      Chairman of G.M. Management Group
135 Aspenwood Drive      (strategic advisory services). Prior to
Cleveland, OH            his retirement in July 1988, he was
 (65)                    Chairman and Chief Executive Officer
                         of Leaseway Transportation Corp.
                         (physical distribution services). Mr.
                         McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications and
                         electronic products), Brush-Wellman
                         Inc. (metal refining), York
                         International Corp. (air conditioning
                         and refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and Associated
                         Estates Realty Corporation (a real
                         estate investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985, Mr.
5601 Turtle Bay Drive    Malone was Chairman, General
#2104                    Electric Investment Corporation and a
Naples, FL               Vice President of General Electric
 (69)                    Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and Mattel
                         Inc. (toy manufacturer). In addition, he
                         serves as a Trustee of Corporate
                         Property Investors, the EPS
                         Foundation at Trinity College, the
                         Naples Philharmonic Center for the
                         Arts, and Rensselaer Polytechnic
                         Institute, and he is a member of the
                         Advisory Boards of Butler Capital
                         Corporation Funds and Warburg,
                         Pincus Partnership Funds.

Marvin L. Mann           Chairman of the Board, President, and
55 Railroad Avenue       Cheif Executive Officer of Lexmark
Greenwhich, CT           International, Inc. (office machines,
 (61)                    1991). Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and General
                         Manager of various IBM divisions and
                         subsidiaries. Mr. Mann is a Director of
                         M.A. Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell Crow Co.
                         In addition, he serves as the Campaign
                         Vice Chairman of the Tri-State United
                         Way (1993) and is a member of the
                         University of Alabama President's
                         Cabinet (1990).

Thomas R. Williams       President of The Wales Group, Inc.
21st Floor               (management and financial advisory
191 Peachtree Street,    services). Prior to retiring in 1987, Mr.
N.E.                     Williams served as Chairman of the
Atlanta, GA              Board of First Wachovia Corporation
 (66)                    (bank holding company), and
                         Chairman and Chief Executive Officer
                         of The First National Bank of Atlanta
                         and First Atlanta Corporation (bank
                         holding company). He is currently a
                         Director of BellSouth Corporation
                         (telecommunications), ConAgra, Inc.
                         (agricultural products), Fisher
                         Business Systems, Inc. (computer
                         software), Georgia Power Company
                         (electric utility), Gerber Alley &
                         Associates, Inc. (computer software),
                         National Life Insurance Company of
                         Vermont, American Software, Inc.
                         (1989), and AppleSouth, Inc.
                         (restaurants, 1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of August 31, 1993 the nominees and officers of the Trust owned, in the aggregate, less than 1% of the Trust's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of
two-thirds of the outstanding shares of the    Trust    . In case a vacancy
shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders, and notice thereof will be mailed to shareholders within three months thereafter. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The Trust's Board, which is currently composed of two interested and eight non-interested Trustees, met 10 times during the twelve months ended August
31, 1993. It is expected that the Trustees will meet at least    10
times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses ofXXXX from the Trust in their capacities as Trustees of the Trust for the fiscal year ended August 31, 1993. The non-interested Trustees also served in
similar capacities for other Funds advised by FMR (see page        ), and
received additional compensation for such services.
 The Board has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday, will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are
entitled to payments during their lifetime based on their        basic
Trustee fees and their length of service.
 The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust or FMR or its affiliates and normally meets three times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Trust, reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended August 31, 1993, the Committee held 5 meetings.
 The    1.    Trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, Jones The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the Trust and the non-interested Trustees, and acting as administrative committee under the
Retirement Plan for non-interested Trustees. During the    12     months
ended August 31, 1993, the Committee held 4 meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The Trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the Trust to sign or certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission ("SEC") or any state. Pursuant to the 1940 Act, such selection requires the ratification of Trust shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the Trust that it has no direct or material indirect ownership interest in the Trust.
 The services provided to the Trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the Trust. In recommending the selection of the Trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE CONVERSION OF THE PORTFOLIOS TO A DELAWARE BUSINESS TRUST.
 The Trustees have approved an Agreement and Plan of Conversion and Termination (the "Plan of Conversion") in the form attached to this Proxy Statement as Exhibit I. The Plan of Conversion provides for a conversion (the "Conversion") of U.S. Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Government Money Market Portfolio, and Retirement Money Market Portfolio (the "current Portfolios") from separate series of Fidelity Money Market Trust, a Massachusetts business trust (the "Trust" or "Massachusetts Trust") to separate series of Fidelity Money Market Trust I, a Delaware business trust (the "Delaware Trust").
 The individual investment objectives, policies, and limitations of the current Portfolios will not change, except as approved in this proxy statement. A separate portfolio of the Delaware Trust will carry on the business of each current Portfolio following the Conversion (the "successor Portfolios"). Each successor Portfolio will have investment objectives, policies, and limitations identical to those of that current Portfolio. Each current Portfolio will vote separately on its proposed conversion. For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page
       .
 FMR, each current Portfolio's investment manager, will be responsible for the investment management of each successor Portfolio, subject to the supervision of the Trustees under a separate management contract for that successor Portfolio identical to the contract currently in effect between FMR and that current Portfolio (the "Current Management Contracts"); similarly, FMR Texas Inc. ("FMR Texas"), each current Portfolio's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to each successor Portfolio under separate Sub-Advisory Agreements identical to the agreements currently in effect between FMR Texas and FMR (the "Current Sub-Advisory Agreements").
 Distributor        will distribute shares of each successor Portfolio
under separate General Distribution Agreements identical to the contracts currently in effect between Distributors and each current Portfolio. For a discussion of the terms of those contracts, see "Interest of FMR Affiliates" beginning on page 23.
  REASON FOR THE PROPOSED CONVERSION. The Trust is presently organized as a Massachusetts business trust with multiple portfolios. The Trustees unanimously recommend conversion of each current Portfolio to a separate corresponding portfolio of a Delaware business trust (i.e., into a successor Portfolio) which will succeed to the business of its corresponding current Portfolio. The Trustees have determined that Delaware law affords advantages to the operations of a mutual fund greater than those available under Massachusetts law.
 Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, current Portfolio shareholders are potentially liable for obligations of that current Portfolio; although the risk of such liability is remote, the Trustees have determined that Delaware law may afford greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Trust issue multiple series of shares, each series shall not be liable for the debts of another series; another potential, although remote, risk in the case of a Massachusetts business trust.
 The Trustees believe that the Delaware business trust form will enable the Delaware Trust to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, authorizes electronic or telephonic communications between shareholders and the Delaware Trust. The Trustees hope to take advantage of this provision to improve shareholder voting procedures and reduce costs. It is anticipated that under Delaware law and the Delaware Trust Instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Both Massachusetts and Delaware business trusts are not required to hold annual shareholder meetings, affording significant cost savings. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to incorporate the Delaware Trust, to merge or consolidate with another entity, to cause each series to become a separate trust, and to change the Delaware Trust's domicile without shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. Of course, the investment objective of each current Portfolio and its successor Portfolio remains, like many of its investment policies, fundamental, and may only be changed by shareholder vote. (For proposed changes to certain fundamental investment policies see Proposals 6-14).
 For a more detailed comparison of the Trust's current Massachusetts Declaration of Trust (the "Massachusetts Declaration of Trust") and the proposed Delaware Trust Instrument, see "Certain Comparative Information
About the Massachusetts Trust and the Delaware Trust" on page        .
 The Trustees recommend that current Portfolio shareholders vote FOR the approval of the Plan of Conversion described below. Such a vote encompasses approval of the conversion of each current Portfolio to a separate series of a Delaware business trust; each current Portfolio shall vote separately and the Trustees of the Massachusetts Trust may proceed with the conversion of current Portfolios whose shareholders vote for the conversion of that current Portfolio, even though one of the current Portfolios should not so vote. A vote FOR further encompasses temporary waiver of certain investment limitations of each current Portfolio to permit the Conversion (see "Temporary Waiver of Investment Restrictions" on page 11); authorization of the Massachusetts Trust, as sole shareholder of the Delaware Trust, to elect as Trustees of the Delaware Trust the persons who currently serve as Trustees of the Massachusetts Trust (see "Trustee Information" beginning on
page    3    ) to approve or disapprove the selection of the independent accountants described on page and to approve (i) a Management Contract with FMR for each successor Portfolio, (ii) a Sub-Advisory Agreement between FMR and FMR Texas for each successor Portfolio between FMR and FMR Texas, and
(iii) a Distribution and Service Plan under Rule 12b-1    under     the
1940 Act identical to the contracts or Plans as the case may be, currently in effect with each corresponding current Portfolio. For a discussion of
these contracts and Plans see pages 23        through        24.
 REQUIRED VOTE The affirmative vote of the holders of a majority of the outstanding voting securities of each current Portfolio entitled to vote at the Meeting is required for approval of the Plan of Conversion with respect to that current Portfolio. If the Plan of Conversion is not approved by a particular current Portfolio, that current Portfolio will continue to operate as a series of the Massachusetts Trust and the Trustees may take any action including postponement of the closing of the Conversion, to facilitate the Conversion of each Portfolio voting FOR Conversion.
 SUMMARY OF THE PLAN CONVERSION The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit I to this Proxy Statement.
 In order to accomplish the Conversion, the Delaware Trust has been formed as a Delaware business trust pursuant to a Trust Instrument dated June 20, 1991 (the "Delaware Trust Instrument"). On the closing date of the Conversion ("Closing Date"), each current Portfolio will transfer all of its assets to the successor Portfolio, a series of shares of the Delaware Trust established for the purpose of effecting the Conversion, in exchange for the assumption by the successor Portfolio of all the liabilities of that current Portfolio and the issuance of shares of beneficial interest of that successor Portfolio ("successor Portfolio Shares") equal to the value (as determined by using the procedures set forth in that current Portfolio's prospectus) on the date of the exchange of that current Portfolio's net assets divided by $1.00, the anticipated net asset value per share of each successor Portfolio. Immediately thereafter, each current Portfolio will distribute successor Portfolio shares to each current Portfolio shareholder pro rata, in proportion to each current Portfolio shareholder's beneficial interest in their current Portfolio
(   "    current Portfolio shares"), in liquidation of their current
Portfolio shares. Immediately after this distribution of successor Portfolio shares, each current Portfolio will be terminated and, as soon as
practicable thereafter, will be wound up and liquidated.         UPON
COMPLETION OF THE CONVERSION, EACH CURRENT PORTFOLIO SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR PORTFOLIO SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT
PORTFOLIO SHARES   .

 The Plan of Conversion authorizes the Trust, on the Portfolios' behalf as the then sole initial shareholder of the Delaware Trust: (1) to elect as Trustees of the Delaware Trust the persons who currently serve as Trustees of the Massachusetts Trust; (2) to approve or disapprove the selection of the independent accountants who currently serve as independent accountants of the Massachusetts Trust; and (3) to approve (i) separate management contracts with FMR for each successor Portfolio (the "New Management Contracts"), (ii) separate Sub-Advisory Agreements between FMR and FMR Texas with respect to each successor Portfolio (the "New Sub-Advisory Agreements"), and (iii) separate Distribution and Service Plans ("New Plans") under Rule 12b-1 with respect to each successor Portfolio identical to the contracts or plans, as the case may be, currently in effect with the current Portfolios.
 The newly elected Delaware Trust Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or otherwise unable to serve, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there normally will be no meeting of shareholders for the purpose of electing Trustees.
 Each New Management Contract, New Sub-Advisory Agreement, and New Plan will take effect on the Closing Date. Each New Sub-Advisory Agreement
   and     each New Management Contract will continue in force until
September, 21 1994. Each New Plan will continue in force until January, 1995 and each year thereafter, only if approved annually by a vote of the Trustees and the Trustees who are not interested persons, cast in person at a meeting called for that purpose. . Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Delaware Trust, FMR, or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the successor Portfolio which is the subject of that agreement. Each New Management Contract, New Sub-Advisory Agreement, and New Plan will be terminable without penalty on sixty days' written notice either by the Delaware Trust, FMR, or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on November 30, 1994. However, the Conversion may become effective at another time and date if circumstances warrant.
 The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Conversion may be terminated or amended at any time prior to the Conversion by action of the Trustees notwithstanding the approval of the Plan of Conversion by current Portfolio shareholders, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Conversion or (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of current Portfolio shareholders.
 CONTINUATION OF PORTFOLIO SHAREHOLDER ACCOUNTS AND PLANS. The Delaware Trust's transfer agent will establish an account for each successor Portfolio shareholder containing the appropriate number and denominations of successor Portfolio shares to be received by that shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by each current Portfolio's transfer agent for each current Portfolio shareholder. Current Portfolio shareholders who are receiving payment under a withdrawal plan with respect to current Portfolio shares will retain the same rights and privileges as to successor Portfolio shares under the Plan of Conversion. Similarly, no action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a current Portfolio shareholder with respect to current Portfolio shares.
 EXPENSES.  The    expenses of the Conversion, estimated at $15,000 in the
aggregate, will be borne by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of each current Portfolio, which prohibit that current Portfolio from acquiring more than a stated percentage of ownership of another company, might be construed as restricting a current Portfolio's ability to carry out the Conversion. By approving the Plan of Conversion, current Portfolio shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE CONVERSION. The Massachusetts Trust and the Delaware Trust each have received advice from their counsel, Kirkpatrick & Lockhart, that no gain or loss will be recognized for federal income tax purposes by each current Portfolio, the Delaware Trust, or the current Portfolio shareholders upon (1) the transfer of a current Portfolio's assets in exchange solely for the successor Portfolio shares and the assumption by the Delaware Trust on behalf of the successor Portfolio of that current Portfolio's liabilities or (2) the distribution of successor Portfolio shares to current Portfolio shareholders in liquidation of their current Portfolio shares. The opinion further provides, among other things, that (a) the basis for tax purposes of the successor Portfolio shares to be received by each current Portfolio shareholder will be the same as that of his or her current Portfolio shares; and (b) each current Portfolio shareholder's holding period for his or her successor Portfolio shares will include the holding period for his current Portfolio shares, provided that current Portfolio shares were held as capital assets on the date of the exchange.
CERTAIN COMPARATIVE INFORMATION ABOUT
THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST
 SUMMARY OF THE TRUST INSTRUMENT. The Delaware Trust has been established pursuant to the Trust Instrument under the laws of the State of Delaware. The investment objective, policies, and limitations of each Successor Portfolio or Series of the Delaware Trust will be the same as those of the respective current Portfolios, including the revised policies and limitations, if approved, adopted by shareholders pursuant to Proposals 6 through 14. The Delaware Trust's fiscal year will be the same as that of the Trust, although the Trustees may change the fiscal year in their discretion. Prior to the Conversion, each successor Portfolio will not have any assets or liabilities. During the Conversion, the Massachusetts Trust will be the sole shareholder of the successor Portfolios immediately prior to distribution of successor Portfolio shares to current Portfolio shareholders.
 As a Delaware business trust, the Delaware Trust's operations will be governed by the Trust Instrument, the Delaware Trust Bylaws, and applicable Delaware law rather than by the Massachusetts Declaration of Trust, Massachusetts Bylaws, and Massachusetts law. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission (SEC) thereunder and applicable state securities laws.
 TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Delaware Trust Instrument, the business of the Delaware Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the Massachusetts Trust. The Trustees of the Delaware Trust would be those persons who currently serve as Trustees of the Massachusetts Trust.
 It is anticipated that the Trustees of the Delaware Trust will elect the present officers of the Massachusetts Trust to serve as officers of the Delaware Trust and that such persons will perform the same functions following the Conversion that they now perform on behalf of the Massachusetts Trust.
 SERIES OF SHARES OF THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST. The Delaware Trust Instrument permits the Trustees to create one or more series or portfolios of the Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more of that series' classes. The Massachusetts Trust Trustees have identical rights under the Massachusetts Declaration of Trust. After the Conversion, the Delaware Trust will have five series. Each share of each series of the Delaware Trust, like each share of each series of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. Additional series or classes thereof may be added in the future.
 DELAWARE AND MASSACHUSETTS TRUST SHAREHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, Delaware Trust shareholders are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act ("the Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas, the location of FMR Texas, the Portfolios' sub-adviser. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of Delaware Trust property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the Delaware Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, FMR believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.
 Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, FMR believes the risk of Portfolio shareholder liability is also remote for shareholders of Massachusetts business trusts.
 VOTING RIGHTS OF MASSACHUSETTS TRUST AND DELAWARE TRUST SHAREHOLDERS. Neither the Massachusetts Trust nor the Delaware Trust is required to hold annual shareholder meetings. The Massachusetts Declaration of Trust and Delaware Trust Instrument each, in substance, provides that a special meeting of shareholders may be called by the holders of 10% or more of the shares, and that 10 or more holders who have been such for six months of $25,000, or 1% of the shares, whichever is greater, may apply to the Trustees stating that they wish to communicate with shareholders in order to obtain the call by 10% of the outstanding shares, in which case the Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.
 The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each successor Portfolio will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor Portfolio; ratification of the selection by the Trustees of the independent accountants for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Massachusetts Trust has notified the SEC that the Delaware Trust will adopt the existing registration statement under the Securities Act of 1933 with respect to its shares.
 The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or management contracts, and with respect to such additional matters as may be required by law or the Trustees may consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders shall have the right to vote on any amendment affecting their right to vote, on any amendment required by law or the Delaware Trust's registration statement or on any matter submitted to shareholders by the Trustees. The Massachusetts Declaration of Trust, on the other hand, generally gives the shareholders exclusive power to amend the Massachusetts Declaration of Trust in addition to the voting rights granted by the Delaware Trust Instrument. The Delaware Trust Instrument provides that one-third of the shares shall constitute a quorum; the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting.
 LIABILITY OF TRUSTEES. The Delaware Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee shall not be liable for any act as a Trustee; but nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Massachusetts Declaration of Trust provides that its Trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning bad faith, gross negligence, and reckless disregard as those described above.
4. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of each Portfolio approve, a proposal to amend Article VIII, Sections 1 and 2 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a Portfolio (dollar-based voting) rather than on the number of shares owned. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. U.S. Treasury, U.S. Government, Domestic Money Market, Retirement Government Money Market and Retirement Money Market are portfolios of Fidelity Money Market Trust, an open-end management investment company organized as a Massachusetts business trust. Each Portfolio votes separately on matters concerning only that Portfolio and votes on a trust-wide basis on matters that affect the Trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each Portfolio in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case of a trust having several series or portfolios, such as Money Market Trust, voting rights may have become disproportionate since the Portfolios' NAVs can diverge over time. Recently, the SEC issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system.
FMR will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The Trust's shareholder's voting power would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current Declaration of Trust and under the amended the Trust Instrument, when voting on matters that only affect their Portfolio, shareholders would have the same relative voting rights as other shareholders in the Portfolio, since the NAV of all shares in one Portfolio are the same.
 AMENDMENT TO THE DECLARATION OF TRUST.  If approved Article VIII, Section
1 will be amended as follows (   language     to be added is underlined and
   language     to be deleted is [bracketed]):
   ARTICLE VIII
   SHAREHOLDERS' VOTING POWERS AND MEETINGS
 "Section 1.  .... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional
vote.]    A s    hareholder of each series shall be entitled to one vote
for each dollar of net asset value    (number of Shares owned times net
asset value per Share)     share of such series, on any matter on which
   such shareholder     is entitled to vote and each fractional dollar
amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of Trust to be taken by Shareholders."
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the Trust by more accurately weighting voting power to correspond to investment in the Trust, thereby providing balanced voting power to all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust.
5. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY PERMITTING EACH PORTFOLIO TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES AND POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each Portfolio to pool its assets with other Fidelity money market funds ("Pooled Fund"). If the proposal is approved, each Portfolio will be authorized to invest all its assets in a Pooled Fund that would invest in the same type of securities (and have the same objective, policies and limitations) as each Portfolio does currently. The purpose of pooling would be to achieve operational efficiencies.
  BACKGROUND. A number of mutual funds have developed structures under which several funds invest all their assets in a single pooled investment. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offers checkwriting for individuals. This structure allows several funds with different features to combine their investments instead of managing them separately. The funds combine their investments by investing all their assets in the same pooled fund, which is organized as an open-end management investment company (a mutual fund).
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither the Board nor FMR has determined that the Portfolios should invest in Pooled Funds, the Trustees believe it could be in the best interests of the Portfolios to adopt such a structure to allow for investing in a Pooled Fund at a future date.
 At present, certain of each of the Portfolio's fundamental investment policies and limitations would prevent the Portfolios from investing all of their assets in another investment company, and would require a vote of shareholders of each Portfolio before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each Portfolio's assets to be invested in a single Pooled Fund, without an additional vote of shareholders, if the Trustees determine that action to be in the best interests of the Portfolios and their shareholders. If shareholders approve this proposal, the fundamental policies and limitations of the Portfolios that currently prohibit investment in shares of a single investment company would be appropriately modified to permit investment in a Pooled Fund. These policies include each Portfolio's limitation on investing more than 5% of its total assets in the securities of any one issuer or more than 25% in one industry.
 DISCUSSION. FMR currently manages a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services ("Comparable Funds"). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The Portfolios' methods of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of each Portfolio would be managed as part of a larger pool. Were a Portfolio to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual money market securities. The Portfolio would otherwise continue its normal operation, including the payment of interest dividends. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas. The Trustees would retain the right to withdraw a Portfolio's investments from the Pooled Fund at any time. The Portfolio would then resume investing directly in money market instruments as it is does currently.
  At present, the Trustees have not considered any proposal to authorize pooling of assets. The Trustees will only authorize investing a Portfolio's assets in a Pooled Fund if they determine that pooling is in the best interests of the Portfolio and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the Portfolio or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would increase costs to shareholders.
 FMR is presently seeking federal and state regulatory approval in order to put the Fidelity funds in a position to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, nor that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the Portfolios may be reduced. If a Portfolio's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund operation occurs.
 PROPOSED FUNDAMENTAL POLICY. In order to permit the Portfolios to invest in a Pooled Fund at a future date, the Trustees recommend that the Portfolios adopt the following fundamental policy:
 "The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Portfolio."
 CONCLUSION. After consideration of the relevant factors, the Board of Trustees has determined that it is appropriate for shareholders to adopt a new fundamental policy that would permit each Portfolio, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 6 through 14 is to revise several of the Portfolios' investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The Board of Trustees has asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective, to adopt standard non-fundamental limitations and to propose to shareholders elimination of certain fundamental limitations or adoption of standard fundamental limitations. FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the investment techniques employed by the Portfolios at this time, it will contribute to the overall objectives of standardization.
6. TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's current fundamental investment limitation regarding short sales of securities states:
 "The Portfolio may not:
sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales;"
 Current fundamental language for the remaining three portfolios (U.S Government, U.S. Treasury, and Domestic Money Market ) regarding short sales of securities states as follows:
 "The Portfolio may not:
make short sales of securities;"
 The Trustees recommend that shareholders vote to eliminate thes fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt the following non- fundamental limitation that could be changed without a vote of shareholders:
"The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The current fundamental language for U.S. Government Portfolio, U.S. Treasury Portfolio, and Domestic Money Market Portfolio prohibits the portfolios from selling securities short under any circumstances. In order to make the limitations of these portfolios consistent with the more flexible Retriement portfolios, the Board of Trustees has proposed language which will allow all five portfolios to sell securities short under certain circumstances, without significantly altering the Trust's investment objectives and policies.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders. As an example, the Trustees may vote to change the limitation if state regulations were to change to permit other types of short sales.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize each Portfolio's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page 15) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate each Portfolio's fundamental investment limitation regarding short sales of securities. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
7. TO ELIMINATE U.S. GOVERNMENT PORTFOLIO, U.S. TREASURY PORTFOLIO AND DOMESTIC MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 U.S. Government, U.S. Treasury and Domestic Money Market Portfolio's current fundamental investment limitation concerning investment in other investment companies states:
 "The Portfolio may not:
purchase the securities of other investment companies or investment trusts;"
 The Trustees recommend that shareholders of each Portfolio vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
"The Portfolio does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger;"
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. Each Portfolio's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the Portfolios whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the Portfolios' investment practices, except to the extent that statutory requirements may change in the future.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page 15) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate each Portfolio's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by a Portfolio's shareholders, then the current limitation will remain unchanged.
8. TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Domestic Money Market Portfolio, U.S Treasury Portfolio and U.S. Government Portfolio each have a current fundamental investment limitation concerning purchasing securities on margin which states:
 "The Portfolio may not:
purchase securities on margin (but a Portfolio may obtain such credits as may be necessary for the clearance of purchases and sales of securities);"
 Similarly, Retirement Money Market Portfolio, and Retirement Government Money Market Portfolio each have a current fundamental investment limitation concerning purchasing securities on margin which states:
 "The Portfolio may not:
purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Portfolio may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts;"
 The Trustees recommend that shareholders vote to eliminate both of the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral against this loan. Each Portfolio's current fundamental limitation prohibits the Portfolio from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain such short-term credits as may be necessary for the clearance of transactions. The proposed non-fundamental limitation would include this exception. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies.
 Subject to shareholder approval, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
"The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 CONCLUSION. Although elimination of each Portfolio's fundamental limitation on margin purchases is unlikely to affect the Portfolio's investment techniques at this time, the Portfolios may alter their investment practices in the future in the event of a change in federal regulatory requirements. The Board of Trustees believes that efforts to
standardize the Portfolios   '     investment limitations will facilitate
FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page 15) and are in the best interests of shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate each Portfolio's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
9. TO AMEND U.S. GOVERNMENT PORTFOLIO, U.S. TREASURY PORTFOLIO AND DOMESTIC MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING DIVERSIFICATION.
 The current investment limitation regrading diversification for U.S.. Government Portfolio, U.S Treasury Portfolio and Domestic Money Market Portfolio reads:
 "The Portfolio may not:
purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets 10% of its assets may be invested in the securities of any single issuer;"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing diversification:
 "The Portfolio may not:
with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed as to principal by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;"
 The Trustees also intend to adopt this limitation with the following non-fundamental limitation governing diversification:
"The Portfolio does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Portfolio may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days;"
 The amendment of fundamental language proposed above increases the efficiency of the operation and monitoring of the Fund, and in turn allows for the improvement of the quality of services performed by FMR on behalf of shareholders of the Fund. Adoption of new non-fundamental language facilitates a more expeditious, less costly adoption of policies consistent with any regulatory changes which affect the Fund, which, in turn, benefits the shareholders.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page 15) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to amend the above-referenced Portfolios' fundamental investment limitation regarding diversification. If approved, the new fundamental limitation will become effective immediately. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
10. TO AMEND RETIREMENT MONEY MARKET PORTFOLIO AND RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING LOANS.
 Current language regarding loans for both Retirement Money Market Portfolio and Retirement Government Money Market Portfolio states:
 "The Portfolio may not . . .
 lend any security or make any other loan if, as a result, more than 331/3 % of the Portfolio's total assets would be lent to other parties, except
(i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 The Trustees recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing loans:
 "The Portfolio may not . . .
 lend any security or make any other loan if, as a result, more than 331/3 % of the Portfolio's total assets would be lent to other parties, but this limitation does not apply to purchase of debt securities or to repurchase agreements."
 The primary purpose of the proposal is to revise the funds' fundamental lending limitations to conform to a limitation that is expected to become standard for all funds managed by FMR. Although adoption of the new lending limitation is not likely to have a significant impact on the investment techniques employed by either fund, it will contribute to the overall objectives of standardization. (See "Adoption of Standardized Investment Limitations" on page 15.) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 The proposed limitation would allow the portfolios to lend up to 33 1/3 % of its total assets for any reason. Certain types of transactions are excluded from the proposed limit. Both portfolios' current limit prohibits the fund from lending, but allows certain exceptions, including the exception that the fund may lend portfolio securities not in excess of 33 1/3% of its total assets.
 The proposed amended limitation also provides specific authority for the funds to acquire an entire issue of debt securities, whether privately or publicly offered. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks associated with liquidity and availability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page 15) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to amend the above-referenced Portfolios' fundamental investment limitation regarding loans. If approved, the new fundamental limitation will become effective immediately. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
11. TO AMEND RETIREMENT MONEY MARKET PORTFOLIO AND RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SENIOR SECURITIES.
 Both Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's current fundamental investment limitation regarding the issuance of senior securities states as follows:
 "The Portfolio may not . . .
 issue bonds or any other class of securities preferred over shares of the Portfolio in respect of the Portfolio's assets of earnings, provided that the Trust may establish additional series or classes of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing the issuance of senior securities:
 "The Portfolio may not . . .
 issue senior securities, except as permitted under the Investment Company Act of 1940."
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of a portfolio with respect to the portfolio's assets or earnings. It generally does not include temporary or emergency borrowings by a portfolio (which might occur to meet shareholder redemption requests) in accordance with federal law and the portfolio's investment limitations. Various investment techniques which obligate a portfolio to pay money at a future date (e.g. the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. A Portfolio utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act.
 Although adoption of an amended senior securities limitation is not likely to have any impact on the investment techniques employed by the Portfolios, it will contribute to the overall objectives of standardization. (See
"Adoption of Standardized Investment Limitations   " on page 15    ) If the
proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the Portfolios' shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt the new limitation concerning the issuance of senior securities. The new limitation will become effective immediately. If the proposal is not approved, the Portfolios' current limitation will remain unchanged.
12. TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING BORROWING.
 Each Portfolio's current fundamental investment limitation regarding borrowing states:
 "The Portfolio may not:
borrow money, except that a Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment), or engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation;"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing borrowing:
 "The Fund may not:
borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment), and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;"
 The proposed amended limitation would require each Portfolio to reduce borrowings that come to exceed 33 1/3% of total assets for any reason. Under the current limitation, the Portfolios must reduce borrowings that come to exceed 33 1/3% of total assets only by reason of a decline in net assets.
 The proposal would also act to revise each Portfolio's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the Portfolios are managed, but rather it will contribute to the overall objective of standardization.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each Portfolio. Accordingly, the Trustees recommend that shareholders of the Portfolios vote FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
13. TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Domestic Money Market Portfolio, U.S. Treasury Portfolio, and U.S. Government Portfolio share a fundamental investment limitation regarding real estate which currently states:
 "The Portfolio may not:
buy or sell real estate or securities issued by real estate investment trusts;"
 Retirement Money Market Portfolio, and Retirement Government Money Market Portfolio share a fundamental investment limitation regarding real estate which currently states:
 "The Portfolio may not:
purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the portfolio from purchasing interests in pools or real estate mortgage loans);"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The Portfolio may not:
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"
 The primary purpose of the proposed amendment is to clarify the types of securities in which each Portfolio is authorized to invest and to conform each Portfolio's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 15) If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation on real estate is not expected to affect the way in which the Portfolios are managed or the securities or instruments in which each Portfolio invests. The Portfolios do not expect to acquire real estate. However, the proposed amendment would clarify two points. First, the proposed amended limitation would make it explicit that
   each     Portfolio may acquire a security or other instrument, the
payments of interest and principal on which may be secured by a mortgage or other right to foreclose on real estate in the event of default. Second, the proposed amended limitation would clarify the fact that each Portfolio may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects, subject to the Portfolio's investment objective and other policies and limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each Portfolio by providing more investment flexibility. Accordingly, the Trustees recommend that shareholders vote FOR the proposal. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
14. TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASES AND SALES OF COMMODITIES.
 Domestic Money Market Portfolio, U.S. Treasury Portfolio, and U.S. Government Portfolio share a fundamental investment limitation regarding commodities which states:
 "The Portfolio may not:
buy or sell commodities, or commodity (futures) contracts;"
 Retirement Money Market Portfolio, and Retirement Government Money Market Portfolio's fundamental investment limitation regarding commodities states:
 "The Portfolio may not:
purchase or sell physical commodities unless acquired as a result of owner ship of securities (but this shall not prevent the Portfolio from purchasing and selling futures contracts);"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing purchases and sales of commodities:
 "The Portfolio may not:
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;"
 The proposed amended limitation would allow each Portfolio to purchase commodities when acquired as a result of ownership of certain securities, but would still prohibit the direct purchase of physical commodities.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to amend each Portfolio's fundamental limitation relating to the purchase and sale of physical commodities. The proposed limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by shareholders of a Portfolio, that Portfolio will maintain the current fundamental limitation regarding physical commodities.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
CURRENT MANAGEMENT CONTRACTS
Each Portfolio employs FMR to furnish investment advisory and other services to each Portfolio. Under FMR's Management Contract with each Portfolio, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. FMR also provides each Portfolio with all necessary office facilities, equipment and personnel for servicing the Portfolios' investments and maintaining their organization, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or of FMR, and all the personnel of the Trust performing services relating to research, statistical and investment activities. In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of each Portfolio. These services include providing facilities for maintaining each Portfolio's organization, supervising relations with the custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Portfolios, preparing all general shareholder communications and conducting shareholder relations, maintaining the Trust's records and the registration of each Portfolio's shares under federal and state securities laws, developing management and shareholder services for each Portfolio and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
FMR pays all the expenses of the Trust as described herein. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; expenses of typesetting for printing prospectuses; custodian charges; auditing and legal expenses; insurance expense; association membership dues; the expense of reports to shareholders; shareholder meetings; and proxy solicitations. FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for each Portfolio, the costs of which services are borne by FMR pursuant to its Management Contract with each Portfolio. Service calculates each Portfolio's NAV and dividends, maintains the Trust's general accounting records, and administers the Trust's securities lending program on behalf of Domestic Money Market Portfolio. Both FIIOC and Service are affiliates of FMR.
FMR pays all other expenses of the Trust with the following exceptions:
the payment of fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or FMR; brokerage fees or commissions (if any); interest on borrowings; taxes; and such extraordinary non-recurring expenses as may arise, including litigation to which the Trust may be a party.
For these services and the payment by FMR of the Trust's expenses, each Portfolio pays a monthly management fee to FMR at the annual rate of .42% of the average net assets of the Portfolio throughout the month pursuant to a Management Contract approved by the shareholders on October 30, 1986.
The management fees paid to FMR are reduced by an amount equal to the fees and expenses of those Trustees who are not "interested persons" of the Trust or FMR. See below for the fees received by FMR:
 During each Portfolio's fiscal    years ended     1993, 1992, and 1991,
FMR received the payments shown below for its services as investment adviser to each Portfolio.
 U.S. TREASURY
  MANAGEMENT FEE
  INCLUDING
  PERFORMANCE
 FISCAL YEAR ENDED ADJUSTMENT
 8/31/93 $761,083
 8/31/92* $705,658
 10/31/91 $977,631
U.S. GOVERNMENT
  MANAGEMENT FEE
  INCLUDING
  PERFORMANCE
 FISCAL YEAR ENDED ADJUSTMENT
 8/31/93 $1,247,037
 8/31/92* $1,316,958
 10/31/91 $1,714,448
 DOMESTIC MONEY MARKET
  MANAGEMENT FEE
  INCLUDING
  PERFORMANCE
 FISCAL YEAR ENDED ADJUSTMENT
 8/31/93 $2,893,862
 8/31/92* $2,796,308
 10/31/91 $4,104,579
RETIREMENT GOVERNMENT MONEY MARKET
  MANAGEMENT FEE
  INCLUDING
  PERFORMANCE
 FISCAL YEAR ENDED ADJUSTMENT
 8/31/93 $5,622,803
 8/31/92* $3,902,635
 10/31/91 $2,984,876
RETIREMENT MONEY MARKET
  MANAGEMENT FEE
  INCLUDING
  PERFORMANCE
 FISCAL YEAR ENDED ADJUSTMENT
 8/31/93 $6,976,761
 8/31/92* $5,039,309
 10/31/91 $4,202,001
 * On July 16, 1992, the Trustees of the Trust approved a change in the fiscal year end of the Trust to August 31.
Sub-Advisor. FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each Portfolio. Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each Portfolio. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

                                      SUB-ADVISORY FEES PAID BY FMR
                                      TO FMR TEXAS FOR THE FISCAL YEARS ENDED:

                                            8/31/93                                  8/31/92*           10/31/91



U.S. TREASURY PORTFOLIO                  $   380,542                                $   352,829          $   488,815

U.S. GOVERNMENT PORTFOLIO                $   623,519                                $   658,479          $   857,224

DOMESTIC MONEY MARKET PORTFOLIO          $1,446,931                                 $1,398,154           $2,052,289

RETIREMENT GOVERNMENT MONEY MARKET       $2,806,471                                 $1,948,358           $1,489,040
PORTFOLIO

RETIREMENT MONEY MARKET PORTFOLIO        $3,482,286                                 $2,515,800           $2,096,169


 * On July 16, 1992, the Trustees of the Trust approved a change in the fiscal year end of the Trust to August 31.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of July 31, 1994, were in excess of $___ billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 6.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown beginning on page __
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Leland Barron. Gary L. French, and Arthur S. Loring, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, [AND PORTFOLIO MANAGER IF NOT A STOCKHOLDER] all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On June 30, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms. Abigail Johnson owned approximately __%, _%, _%, __%, and __%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately __% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately _%, _% and _%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interest in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 44% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period ________ through _______, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments. Under the sub-advisory agreement with FMR Texas, FMR pays FMR Texas a fee equal to 50% of the management fee retained by FMR under its effective Management Contract with the Fund. For the fiscal year ended August 31, 1993, FMR paid to FMR Texas fees of $_______ for U.S. Treasury Portfolio, $_______ for U.S. Government Portfolio, $_______ for Domestic Money Market Portfolio, $_______ for Retirement Government Money Market Portfolio, and $_______ for Retirement Money Market Portfolio.
 The Statement of Financial Condition of FMR Texas as of December 31,
199   3     is shown beginning on page
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. The officers of FMR Texas are Fred L. Henning, Senior Vice President; Leland Barron, Vice President; Thomas D. Maher, Vice President; Burnell Stehman, Vice President; John Todd, Vice President; Sarah H. Zenoble, Vice President; David C. Weinstein, Secretary; and Charles F. Dornbush, Treasurer. All of these persons are stockholders of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, MA. The principal business address of FMR Texas is 400 East Las Colinas Boulevard, Irving, TX.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each Portfolio by FMR pursuant to authority contained in the Management Contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads or commissions.
 Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to each Portfolio or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of such brokerage and research services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to FMR in rendering investment management services to each Portfolio and/or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to each Portfolio. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolios to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or FMR's overall responsibilities to the Portfolios and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Portfolios or shares of other Fidelity funds, to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts that they or their affiliates manage, except in accordance with regulations of the SEC. Pursuant to such regulations, the Board of Trustees has approved a written agreement in order to permit FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.
 Each Portfolio's annual portfolio turnover rate generally will not exceed 100%. For the fiscal years ended August 31, 1993 and 1992 this rate amounted to x%, and y%, respectively, for U.S. Treasury Portfolio; x2% and y2%, for U.S. Government Portfolio; x3% and y3% for Domestic Money Market Portfolio, x4% and y4% for Retirement Money Market Portfolio, and x5% and y5% for Retirement Government Money Market Portfolio.
 From time to time, the Trust's Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.
 Although the Trustees and officers of the Trust are substantially the same as those of other funds managed by FMR, investment decisions for the Trust are made independently from those of other funds advised by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are engaged simultaneously in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases this system could have a detrimental effect on the price or volume of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions and prices for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
INTEREST OF FMR AFFILIATES
 Morgan Guaranty Trust Company of New York ("Morgan Guaranty") acts as the Fund's custodian and transfer and bookkeeping agent. All of the fees described below are paid to FIIOC and Service by Morgan Guaranty, pursuant to sub-agreements for transfer agent and pricing and bookkeeping services, respectively. Morgan Guaranty is reimbursed from each Portfolio for such payments. Pursuant to a new fee schedule effective June 1, 1990, Morgan Guaranty pays FIIOC a per account fee and a monetary transaction fee of $___ and $___, respectively, or $___ and $12, respectively, depending on the nature of services provided. In addition, Morgan Guaranty reimburses FIIOC for out-of-pocket expenses.
 Each Portfolio paid transfer agent fees as shown in the table below:
TRANSFER AGENT FEES AND EXPENSES
FOR THE FISCAL YEAR ENDED MARCH 31, 1992
PORTFOLIO
Treasury Portfolio
Government Portfolio
Domestic Money Market Portfolio
Retirment Government Money Market Portfolio
Retirement Money Market Portfolio

 Morgan Guaranty also has a sub-agreement with Service under which Service performs the calculations necessary to determine the net asset value per share and dividends per share of each Portfolio and maintains the portfolio and general accounting records of each Portfolio. These fees are based on each Portfolio's average net assets at rates of .0175% for the first $500 million of assets and .0075% for assets exceeding $500 million (fees range from $20,000 to $750,000 annually). Pricing and bookkeeping fees paid to Service for the fiscal years ended August 31, 1993 are shown in the table below.
PORTFOLIO ACCOUNTING FEES PAID TO SERVICE
FOR THE FISCAL YEAR ENDED MARCH 31, 1992
PORTFOLIO
Treasury Portfolio
Government Portfolio
Domestic Money Market Portfolio
Retirment Government Money Market Portfolio
Retirement Money Market Portfolio

 Each Portfolio has a Distribution Agreement with Distributors, an affiliate of FMR. Distributors, a Massachusetts corporation organized July
18, 1960, is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers,
Inc. The Distribution Agreement calls for Distributors to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each Portfolio. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Distributors also acts as general distributor for other publicly offered Fidelity funds.
 Each Portfolio has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Fund's Board of Trustees adopted the Plan to assure that each Portfolio and FMR may incur certain expenses that might be considered to constitute indirect payment by a Portfolio of distribution expenses.
 The Plan specifically recognizes that FMR, either directly or through Distributors, may use its management fee revenue, past profits or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios.
In addition, the Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that provide assistance in selling shares of the Portfolios or to third parties, including banks, that render shareholder support services. The Trustees have not yet authorized any such payments.
 As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders. In particular, the
Trustees noted that the Plan does not authorize payments by the Portfolios other than those made to FMR under the Management Contract with the
Portfolios. To the extent that the Plans give FMR and Distributors greater flexibility in connection with the distribution of shares of the
Portfolios, additional shares of each Portfolio's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
 The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined, in Distributors'
opinion it should not prohibit banks from being paid for shareholder servicing and recordkeeping functions. Distributors intends to engage banks only for the purpose of performing such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, should be taken to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plan. No preference will be shown in the selection of investments for the instruments of depository institutions.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the Trust, in care of Fidelity Service Co., P.O. Box 789,
Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  U.S.  TREASURY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY
MONEY MARKET TRUST:  U.S. Treasury Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
FMMT-PXC-794   [cusip # 396191501/fund # 048]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F., Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J., Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independant accountants of the Trust..

3.    To approve an Agreement and Plan providing for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      conversion of the Portfolio to a Delaware Business
      Trust.

4.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      dollar-based voting rights for the shareholders of the
      Portfolio.

5.    To adopt a new fundamental investment policy                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting each portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objectives and
      policies.

6.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning investment in other investment
      companies.

8.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

9.    To amend the Portfolio's fundamental limitation             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      regarding diversification.

10.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation regarding borrowing..

11.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning real estate.

12.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning purchases and sales of
      commoditites.






[048]

PROTOTYPE FOR COMBINED PROXY STATEMENTS - HOUSEHOLDED ACCOUNTS ONLY

Vote this proxy card TODAY!  Your prompt response will
save [your fund] the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of [TRUST]
as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on [Meeting Date] at [Meeting Time]
and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the [# of trustees] nominees specified below      [  ]FOR all nominees    [  ]            1.
     as Trustees:  [list trustees alphabetically]             listed (except as         WITHHOLD
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR         marked to the contrary    authority to
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF          below).                   vote for all
     THE NOMINEE(S) ON THE LINE BELOW.)                                                 nominees.




__________________________________________________________________________
___________________
2.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.

3.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.

4.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.

5.    ETC.          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.



[maps product code-PXC-date produced]
   [cusip # XXXXXXXXX  three digit fund # H]
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  U.S.  GOVERNMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY
MONEY MARKET TRUST:  U.S. Treasury Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
FMMT-PXC-794   [cusip # 396191105/fund # 0051]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F., Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J., Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independant accountants of the Trust..

3.    To approve an Agreement and Plan providing for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      conversion of the Portfolio to a Delaware Business
      Trust.

4.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      dollar-based voting rights for the shareholders of the
      Portfolio.

5.    To adopt a new fundamental investment policy                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting each portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objectives and
      policies.

6.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning investment in other investment
      companies.

8.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

9.    To amend the Portfolio's fundamental limitation             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      regarding diversification.

10.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation regarding borrowing..

11.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning real estate.

12.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning purchases and sales of
      commoditites.






[051]

PROTOTYPE FOR COMBINED PROXY STATEMENTS - HOUSEHOLDED ACCOUNTS ONLY

Vote this proxy card TODAY!  Your prompt response will
save [your fund] the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of [TRUST]
as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on [Meeting Date] at [Meeting Time]
and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the [# of trustees] nominees specified below      [  ]FOR all nominees    [  ]            1.
     as Trustees:  [list trustees alphabetically]             listed (except as         WITHHOLD
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR         marked to the contrary    authority to
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF          below).                   vote for all
     THE NOMINEE(S) ON THE LINE BELOW.)                                                 nominees.




__________________________________________________________________________
___________________
2.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.

3.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.

4.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.

5.    ETC.          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.



[maps product code-PXC-date produced]
   [cusip # XXXXXXXXX  three digit fund # H]
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  DOMESTIC MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY
MONEY MARKET TRUST:  U.S. Treasury Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
FMMT-PXC-794   [cusip # 396191204/fund # 0052]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F., Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J., Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independant accountants of the Trust..

3.    To approve an Agreement and Plan providing for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      conversion of the Portfolio to a Delaware Business
      Trust.

4.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      dollar-based voting rights for the shareholders of the
      Portfolio.

5.    To adopt a new fundamental investment policy                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting each portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objectives and
      policies.

6.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning investment in other investment
      companies.

8.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

9.    To amend the Portfolio's fundamental limitation             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      regarding diversification.

10.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation regarding borrowing..

11.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning real estate.

12.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning purchases and sales of
      commoditites.






[052]

PROTOTYPE FOR COMBINED PROXY STATEMENTS - HOUSEHOLDED ACCOUNTS ONLY

Vote this proxy card TODAY!  Your prompt response will
save [your fund] the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of [TRUST]
as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on [Meeting Date] at [Meeting Time]
and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the [# of trustees] nominees specified below      [  ]FOR all nominees    [  ]            1.
     as Trustees:  [list trustees alphabetically]             listed (except as         WITHHOLD
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR         marked to the contrary    authority to
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF          below).                   vote for all
     THE NOMINEE(S) ON THE LINE BELOW.)                                                 nominees.




__________________________________________________________________________
___________________
2.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.

3.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.

4.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.

5.    ETC.          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.



[maps product code-PXC-date produced]
   [cusip # XXXXXXXXX  three digit fund # H]
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  RETIREMENT MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY
MONEY MARKET TRUST:  RETIREMENT MONEY MARKET Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St.,
Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any
adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
FMMT-PXC-794   [cusip # 396191600/fund # 630]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F., Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J., Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the Trust.

3.    To approve an Agreement and Plan providing for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      conversion of the Portfolio to a Delaware Business
      Trust.

4.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      dollar-based voting rights for the shareholders of the
      Portfolio.

5.    To adopt a new fundamental investment policy                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting each portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objectives and
      policies.

6.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation regarding margin purchases.

8.    To amend the Portfolio's fundamental limitation             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      regarding loans.

9.    To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning senior securities.

10.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation regarding borrowing.

11.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning real estate.

12.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning purchases and sales of
      commoditites.






[630]

PROTOTYPE FOR COMBINED PROXY STATEMENTS - HOUSEHOLDED ACCOUNTS ONLY

Vote this proxy card TODAY!  Your prompt response will
save [your fund] the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of [TRUST]
as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on [Meeting Date] at [Meeting Time]
and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the [# of trustees] nominees specified below      [  ]FOR all nominees    [  ]            1.
     as Trustees:  [list trustees alphabetically]             listed (except as         WITHHOLD
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR         marked to the contrary    authority to
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF          below).                   vote for all
     THE NOMINEE(S) ON THE LINE BELOW.)                                                 nominees.




__________________________________________________________________________
___________________
2.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.

3.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.

4.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.

5.    ETC.          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.



[maps product code-PXC-date produced]
   [cusip # XXXXXXXXX  three digit fund # H]
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY
MONEY MARKET TRUST:  RETIREMENT MONEY MARKET Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St.,
Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any
adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
FMMT-PXC-794   [cusip # 396191709/fund # 631]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F., Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J., Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the Trust.

3.    To approve an Agreement and Plan providing for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      conversion of the Portfolio to a Delaware Business
      Trust.

4.    To amend the Declaration of Trust to provide                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      dollar-based voting rights for the shareholders of the
      Portfolio.

5.    To adopt a new fundamental investment policy                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting each portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objectives and
      policies.

6.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To eliminate the Portfolio's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation regarding margin purchases.

8.    To amend the Portfolio's fundamental limitation             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      regarding loans.

9.    To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning senior securities.

10.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation regarding borrowing.

11.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning real estate.

12.   To amend the Portfolio's fundamental investment             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning purchases and sales of
      commoditites.






[631]

PROTOTYPE FOR COMBINED PROXY STATEMENTS - HOUSEHOLDED ACCOUNTS ONLY

Vote this proxy card TODAY!  Your prompt response will
save [your fund] the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------
[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, [Names of two other Proxy Agents], or any one or more of them, attorneys, with full power of substitution, to vote all shares of [TRUST]
as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on [Meeting Date] at [Meeting Time]
and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - - --------------------------------------------------------------------------
- - - ---------------------------------------------------------------

1.   To elect the [# of trustees] nominees specified below      [  ]FOR all nominees    [  ]            1.
     as Trustees:  [list trustees alphabetically]             listed (except as         WITHHOLD
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR         marked to the contrary    authority to
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF          below).                   vote for all
     THE NOMINEE(S) ON THE LINE BELOW.)                                                 nominees.




__________________________________________________________________________
___________________
2.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.

3.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.

4.    [PROPOSAL]    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.

5.    ETC.          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.



[maps product code-PXC-date produced]
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